Exhibit 10.22.6

CONSENT NO. 2

TO SECOND AMENDED AND RESTATED SECOND LIEN CREDIT AGREEMENT

THIS CONSENT NO. 2 TO SECOND AMENDED AND RESTATED SECOND LIEN CREDIT AGREEMENT (this “Consent”), dated as of March 24, 2022 is entered into by and among BENEFICIENT COMPANY HOLDINGS, L.P. (the “Borrower”), THE BENEFICIENT COMPANY GROUP, L.P. (“Parent”), HCLP NOMINEES, L.L.C. (“HCLP”), as Lender under the Credit Agreement (as defined below) (in such capacity, the “Lender”) and as Senior Creditor and Subordinated Creditor under the Subordination Agreement (as defined in the Existing Credit Agreement), and the DSTs party hereto.

W I T N E S S E T H

WHEREAS, Borrower, the Lender, and the Parent are party to that certain Second Amended and Restated Credit Agreement, dated as of August 13, 2020 (as modified by that certain Consent No. 1 to Second Amended and Restated Second Lien Credit Agreement, dated as of January 20, 2021 and effective as of September 30, 2020, as amended by that certain Amendment No. 1 to Second Amended and Restated Second Lien Credit Agreement, dated as of March 10, 2021, and as further amended by that certain Amendment No. 2 to Second Lien Loan Documents, dated as of June 28, 2021, as amended by that certain Consent and Amendment No. 3 to Second Amended and Restated Second Lien Credit Agreement dated as of November 3, 2021 and effective as of July 15, 2021, and as otherwise amended, restated, amended and restated, supplemented or otherwise modified prior to the date hereof, the “Existing Credit Agreement”, and the Existing Credit Agreement as modified by this Consent, the “Credit Agreement”);

WHEREAS, Section 7.05 of the Existing Credit Agreement provides that the Borrower may not, directly or indirectly, Dispose of any Funding Trust Loan (or any interest under any Funding Trust Loan Agreement, to any Person except as provided therein, including with the written consent of the Lender);

WHEREAS, Borrower has advised Lender that, on December 7, 2021, the agreements attached as Exhibit A hereto (the “Hatteras Transaction Documents”) have been executed, and that such Hatteras Transaction Documents provide, as further set forth therein, that (a) Hatteras Master Fund, LP, Hatteras Evergreen Private Equity Fund, LLC, Hatteras Global Private Equity Partners Institutional, LLC, Hatteras GPEP Fund, LP, and Hatteras GPEP Fund II, LLC (collectively, the “Hatteras Funds”) contributed certain assets (the “Hatteras Assets”) to The EP-00117 ExAlt PlanTM Custody Trust in exchange for the sole beneficial ownership in The EP-00117 ExAlt PlanTM Custody Trust, (b) The EP-00117 ExAlt PlanTM Custody Trust contributed the Hatteras Assets to The EP-00117 LiquidTrust in exchange for each of the beneficial interests in The EP-00117 LiquidTrust, consisting of (i) the senior beneficial interest in The EP00117 LiquidTrust (the “LT-SBI”) and (ii) the beneficial interest of The EP-00117 LiquidTrust (the “LTBI”), (c) The EP-00117 LiquidTrust contributed the Hatteras Assets to The EP-00117 Custody Trust in exchange for the sole beneficial ownership in The EP-00117 Custody Trust, and (d) The EP-00117 Custody Trust contributed the Hatteras Assets to (i) Hatteras Ben Private Legacy LP, a Delaware limited partnership, and (ii) Hatteras Ben Legacy LP, a Delaware limited partnership ((i) and (ii), collectively, the “SPVs”) in exchange for the sole limited partnership interest in each of the SPVs; (e) New BCC consummated a Funding Trust Loan in the original principal amount of $246,829,327 (the “Hatteras Loan”) to The EP00117 Funding Trust pursuant to that certain Loan and Security Agreement by and between New BCC and The EP-00117 Funding Trust on December 7, 2021 (the “Hatteras Loan Agreement”); (f) The EP-00117 Funding Trust contributed the proceeds of the Hatteras Loan and the LT-

BI to the Collective Collateral Trust in exchange for a mutual beneficial interest in the Collective Collateral Trust (the “MBI”), (g) the Collective Collateral Trust purchased the LT-SBI from The EP-00117 ExAlt PlanTM Custody Trust in an amount equal to the proceeds of the Hatteras Loan; and (h) The EP-00117 ExAlt PlanTM Custody Trust (in the name and on behalf of the Hatteras Funds) purchased Ben Preferred B-2 Units for an amount equal to the proceeds of the Hatteras Loan as further described in the Hatteras Transaction Documents and to effect the other transactions contemplated therein (collectively, the “Hatteras Transaction”);

WHEREAS, the Borrower has advised the Lender that Fiduciary desires to make an additional loan in the original principal amount of $72,500,000 (the “Participation Loan Amount”) to The EP-00117 Funding Trust (the “Participation Loan”) pursuant to that certain Loan and Security Agreement between Fiduciary and The EP-00117 Funding Trust dated as of the date hereof attached hereto as Exhibit B (the “Participation Loan Agreement”), whereby (a) all of the proceeds of the Participation Loan will be used to pay off an equal portion of the Hatteras Loan and Fiduciary will sell a participation interest equal to 100% of the Participation Loan Amount to Franklin Funding, IA, LLC, a Delaware limited liability company (“Prosperity”) (the “Prosperity Participation”), pursuant to that certain Master Participation Agreement between Fiduciary and Prosperity dated as of the date hereof attached hereto as Exhibit C (the “Participation Agreement”, and together with the funding of the Participation Loan, the entry into the Participation Loan Agreement, the Prosperity Participation, and the transactions contemplated thereby, the “Hatteras Participation Transaction”), (b) the Collective Collateral Trust forms the Participation Collateral Trust by contributing the applicable LT-SBI and the LT-BI to the Participation Collateral Trust, which will name The EP-00117 Funding Trust as beneficiary and holder of the mutual beneficial interest in Participation Collateral Trust, and (c) after giving effect to the Hatteras Participation Transaction, any distributions The EP-00117 Funding Trust receives will be applied to The EP-00117 Funding Trust’s obligations under the Hatteras Loan and the Participation Loan under the Participation Loan Agreement, and The EP-00117 Funding Trust’s interests in the Participation Collateral Trust be subject to a first priority lien ratably secured with respect to the Participation Loan and the Hatteras Loan (the “Participation Lien”) and;

WHEREAS, subject to the terms and conditions set forth herein, the Lender has agreed to consent to the Hatteras Participation Transaction and the Participation Lien;

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1. Defined Terms. All initially capitalized terms used herein (including the preamble and recitals hereof) without definition shall have the meanings ascribed thereto in the Credit Agreement.

2. Other Defined Terms. Unless the context otherwise requires, the following terms when used in this Consent shall have the meanings assigned to them in this Section 2:

“Released Claims” means any and all actions, causes of action, judgments, executions, suits, debts, claims, demands, controversies, liabilities, obligations, damages and expenses of any and every character (whether known or unknown, liquidated or unliquidated, absolute or contingent, acknowledged or disputed, direct or indirect), at law or in equity, of whatsoever kind or nature (including claims of usury), whether heretofore or hereafter accruing, for or because of any matter or things done, omitted or suffered to be done by any of the Released Persons prior to and including the date hereof that in any way directly or indirectly arise out of or in any way are connected to (a) any of the Loan Documents or any Default or Event of Default thereunder, (b) any negotiation, discussion, enforcement action, agreement or failure to agree related to any Loan Document or any Default or Event of Default thereunder, or (c) any action, event, occurrence, or omission otherwise related to the rights, duties, obligations and relationships among the Borrower and Lender.

“Released Persons” means Lender and its respective employees, agents, attorneys, officers, partners, shareholders, affiliates, accountants, consultants, and directors, and their respective successors and assigns.

3. Consents. Subject to the satisfaction (or waiver in writing by the Lender) of the conditions precedent set forth in Section 4 hereof:

(a) Consent to the Hatteras Participation Transaction. The Lender hereby consents to the Hatteras Participation Transaction and the existence of the Participation Lien (the “Hatteras Consent”); provided, however, that, the Hatteras Consent is strictly conditioned on the following:

i.

subject to the satisfaction of the conditions in Section 3(c) below, (A) any permitted transferee of any direct or indirect interest in the Subject Collateral (as defined below) pursuant to the Hatteras Participation Transaction will take such Subject Collateral free and clear of any Lien in favor of Lender, (B) any permitted transferee of any direct or indirect interest in any other Collateral (other than the Subject Collateral) or other assets (real or personal) subject to Liens in favor of Lender pursuant to the Credit Agreement or the other Loan Documents (other than the Subject Collateral) pursuant to the Hatteras Participation Transaction will expressly assume such Liens in favor of Lender and that such transferred Collateral (other than the Subject Collateral) or other assets (real or personal) will made subject to such Liens in favor of Lender, and (C) except as it relates to the Subject Collateral, no consent made pursuant hereto extinguishes, novates or releases any right, lien, claim, Lien, security interest or entitlement of the Lender created by or contained in the Credit Agreement or any other Loan Documents;

ii.

Substantially concurrently with the closing of the Hatteras Participation Transaction, the Borrower shall cause all proceeds received by Fiduciary as a result of the consummation of the Prosperity Participations, to be deposited into one or more deposit accounts of the Borrower.

(b) Additional Hatteras Participation Transaction Agreements and Release. Subject to the conditions in this Section 3(b) and Section 5 hereof, to the extent that that all or a portion of the “Pledged Interest” (as defined in the Participation Loan Agreement as in effect on the date hereof) constitutes Collateral under the Loan Documents (the “Subject Collateral”), the Lender agrees that the Lender’s security interests in the Subject Collateral will automatically be terminated and released effective with the date of the consummation of the Hatteras Participation Transaction in accordance with the terms of the Participation Loan Agreement, the Participation Agreement and this Consent. Subject to the satisfaction (or waiver in writing by the Lender) of the conditions precedent set forth in Section 5 hereof and this Section 3 hereof, the Lender agrees to promptly execute and deliver, at the Borrower’s expense, such other instruments, documents, and agreements (in recordable form, if applicable) as may be reasonably requested by the Borrower from time to time to effect or evidence the foregoing terminations described in this Section 3(b), and authorizes the Borrower (or its designee) to file and/or deliver such instruments, documents and agreements, to the extent applicable. Notwithstanding anything to the contrary, no consent made pursuant hereto extinguishes, novates or releases any right, lien, claim, Lien, security interest or entitlement of the Lender created by or contained in the Credit Agreement or any other Loan Documents, except as specifically set forth in this Section 3. HCLP Nominees, L.L.C., in its capacity as Lender, and in its capacity as Senior Creditor and Subordinated Creditor under the Subordination Agreement, consent to the terms of this Consent and the release of the Subject Collateral.

(c) Upon the consummation of the Hatteras Participation Transaction, the investments pursuant to the Hatteras Transaction and Hatteras Participation Transaction shall cease to be an Eligible Underlying Investment in accordance with the terms of the Credit Agreement and the other Loan Documents.

4. Conditions Precedent to Consent. The satisfaction (or waiver in writing by the Lender) of each of the following shall constitute conditions precedent to the effectiveness of this Consent (such date being the “Consent Effective Date”):

(a) The Lender shall have received all documents and instruments that Lender has then reasonably requested, in addition to those described in this Section 4. All such additional documents and instruments shall be reasonably satisfactory to Lender in form, substance and date;

(b) the effectiveness of a consent to the Senior Credit Agreement on substantially similar terms to this Consent in form acceptable to Lender;

(c) all representations and warranties made by Borrower or any other party in any Loan Document shall be true and correct in all material respects (without duplication of any materiality qualifier contained therein) on and as of time of the effectiveness hereof as if such representations and warranties had been made as of the time of the effectiveness hereof (except to the extent that any such representation or warranty was made as of a specific date, in which case such representation or warranty shall be true and correct in all material respects (without duplication of any materiality qualifier contained therein) as of such specific date); and

(d) Borrower shall have paid, in connection with such Loan Documents, all reasonable and documented fees and reimbursements to be paid to Lender pursuant to any Loan Documents, or otherwise due Lender and including the reasonable and documented fees, expenses, and disbursements of Holland & Knight LLP .

5. Representations and Warranties. The Borrower represents and warrants to the Lender that:

(a) the representations and warranties of the Borrower set forth in the Loan Documents (as modified by this Consent) are true and correct in all material respects (or in all respects if the applicable representation and warranty is qualified by a Material Adverse Effect or any other materiality qualifier) on and as of the date hereof (after giving effect to this Consent), except to the extent that such representations and warranties are by their terms made as of a specified date, in which case they are true and correct in all material respects (or in all respects if the applicable representation and warranty is qualified by a Material Adverse Effect or any other materiality qualifier) as of such specified date;

(b) Immediately after giving effect to this Consent, no Default has occurred and is continuing;

(c) Attached hereto as Exhibit A, Exhibit B, and Exhibit C, are true and correct executed copies (and any amendments or other modifications thereto), as applicable, of the Hatteras Transaction Documents, the Participation Loan Agreement, and the Participation Agreement.

(d) this Consent has been duly executed and delivered by the Borrower and the Parent;

(e) this Consent (with respect to the Borrower and Parent) and the Credit Agreement (as modified by this Consent) (with respect to the Borrower and Parent) constitutes legal, valid and binding obligations of such Person, enforceable against such Person in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law; and

(f) the execution and delivery by the Borrower and Parent of this Consent and the performance by the Borrower and Parent of this Consent and the Credit Agreement (as modified by this Consent), have been duly authorized by all necessary corporate or other organizational action, and (i) do not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority, except such as have been obtained or made and are in full force and effect, (ii) will not violate any material requirement of law applicable to the Borrower and Parent, (iii) will not violate or result in a default under any material indenture, agreement or other instrument binding upon the Borrower and Parent or the assets of the Borrower or Parent, or give rise to a right thereunder to require any payment to be made by the Borrower or Parent, and (iv) except as expressly provided by this Consent, will not result in the creation or imposition of any Lien on any asset of the Borrower, Parent, or any Subsidiary, except Liens created pursuant to the Loan Documents and the Senior Loan Documents.

6. GOVERNING LAW; JURISDICTION; WAIVER OF JURY TRIAL. THIS CONSENT SHALL BE SUBJECT TO THE PROVISIONS REGARDING GOVERNING LAW; JURISDICTION; AND WAIVER OF JURY TRIAL SET FORTH IN SECTIONS 9.14 AND 9.15 OF THE CREDIT AGREEMENT, AND SUCH PROVISIONS ARE INCORPORATED HEREIN BY THIS REFERENCE, MUTATIS MUTANDIS.

7. RELEASE OF CLAIMS. TO INDUCE THE LENDER TO ENTER INTO THIS CONSENT, THE BORROWER HEREBY (A) REPRESENTS AND WARRANTS THAT AS OF THE DATE OF THIS CONSENT THERE ARE NO CLAIMS OR OFFSETS AGAINST OR

DEFENSES OR COUNTERCLAIMS TO ITS OBLIGATIONS UNDER THE LOAN DOCUMENTS, AND WAIVES ANY AND ALL SUCH CLAIMS, OFFSETS, DEFENSES, OR COUNTERCLAIMS, WHETHER KNOWN OR UNKNOWN, ARISING PRIOR TO THE DATE OF THIS CONSENT, (B) RELEASES AND FOREVER DISCHARGES THE RELEASED PERSONS FROM ANY AND ALL RELEASED CLAIMS, AND (C) COVENANTS NOT TO ASSERT (AND NOT TO ASSIST OR ENABLE ANY OTHER PERSON TO ASSERT) ANY RELEASED CLAIM AGAINST ANY RELEASED PERSON. THE BORROWER ACKNOWLEDGES AND AGREES THAT SUCH RELEASE IS A GENERAL RELEASE OF ANY AND ALL RELEASED CLAIMS THAT CONSTITUTES A FULL AND COMPLETE SATISFACTION FOR ALL OR ANY ALLEGED INJURIES OR DAMAGES ARISING OUT OF OR IN CONNECTION WITH THE RELEASED CLAIMS, ALL OF WHICH ARE HEREIN COMPROMISED AND SETTLED.

8. Consents. This Consent cannot be altered, amended, changed or modified in any respect except in accordance with Section 9.01 of the Credit Agreement.

9. Counterpart Execution. This Consent may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Consent by facsimile transmission or other electronic transmission (i.e., a “pdf”) shall be effective as delivery of a manually executed counterpart hereof.

10. Continuing Effectiveness; Etc.

(a) Upon the effectiveness of this Consent, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” “hereby” or words of like import shall mean and be a reference to the Existing Credit Agreement as modified hereby and each reference to the Credit Agreement in any other document, instrument or agreement executed and/or delivered in connection with the Credit Agreement shall mean and be a reference to the Existing Credit Agreement as modified hereby.

(b) Subject to the consents set forth herein, the Existing Credit Agreement and all other documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect, and are hereby ratified and confirmed. The Borrower (i) agrees that, except as specifically provided herein, this Consent and the transactions contemplated hereby shall not limit or diminish the obligations of the Borrower arising under or pursuant to the Credit Agreement or the other Loan Documents to which it is a party, (ii) reaffirms its obligations under the Credit Agreement and each and every other Loan Document to which it is a party and (iii) reaffirms (x) all Liens on the Collateral which have been granted by it in favor of the Lender pursuant to any of the Loan Documents and (y) all filings made with any Governmental Authority in connection with such Liens, as applicable. NOTWITHSTANDING ANYTHING TO THE CONTRARY IN THIS CONSENT OR OTHERWISE (EXCEPT AS IT RELATES TO THE SUBJECT COLLATERAL), NOTHING IN THIS CONSENT EXTINGUISHES, NOVATES OR RELEASES ANY RIGHT, CLAIM, LIEN, SECURITY INTEREST OR ENTITLEMENT OF ANY OF THE LENDER CREATED BY OR CONTAINED IN THE CREDIT AGREEMENT OR ANY OTHER LOAN DOCUMENTS NOR IS THE BORROWER NOR HOLDINGS NOR ANY OTHER PARTY RELEASED FROM ANY COVENANT, WARRANTY OR OBLIGATION CREATED BY OR CONTAINED HEREIN OR THEREIN.

(c) Except with respect to the subject matter hereof, including the consents specifically set forth herein, the execution, delivery and effectiveness of this Consent shall not operate as a waiver of any right, power or remedy of the Lender nor constitute a waiver of any provision of the Credit Agreement or any other documents, instruments and agreements executed and/or delivered in connection therewith.

(d) This Consent shall constitute a Loan Document under the Credit Agreement.

11. Integration. This Consent, together with the other Loan Documents and the other documents contemplated hereby, contains the final and complete integration of all prior expressions by the parties hereto with respect to the subject matter hereof and shall constitute the entire agreement among the parties hereto with respect to the subject matter hereof superseding all prior oral or written understandings.

12. Severability. In case any provision in this Consent shall be invalid, illegal or unenforceable, such provision shall be severable from the remainder of this Consent and the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

13. Headings. Section headings in this Consent are included herein for convenience or reference only and shall not constitute a part of this Consent for any other purpose.

14. Representation. The parties hereto acknowledge that Lender has selected Holland & Knight LLP as its legal counsel in connection with the preparation and negotiation of this Consent. Borrower, each Guarantor, and Parent acknowledge that Holland & Knight LLP has not represented it in connection with the preparation and negotiation of this Consent, and Holland & Knight LLP shall owe no duties directly to Borrower or Parent. Each of Borrower, each Guarantor, and Parent confirm that it has been advised (and given adequate time) to consult with its own legal and tax advisors regarding this Consent and the Loan Documents.

15. Acknowledgment and Ratification of Guarantors. For the avoidance of doubt, each of the undersigned DSTs acknowledges, ratifies, and agrees to the terms of the Credit Agreement, as amended, restated, supplemented or otherwise modified on or prior to the date hereof (including, but not limited to, the change in Borrower), including (i) that certain Consent No. 1 to Second Amended and Restated Second Lien Credit Agreement, dated as of January 20, 2021 and effective as of September 30, 2020, (ii) that certain Amendment No. 1 to Second Amended and Restated Second Lien Credit Agreement, dated as of March 10, 2021, (iii) that certain Amendment No. 2 to Second Lien Loan Documents, dated as of June 28, 2021, (iv) that certain Consent and Amendment No. 3 to Second Amended and Restated Second Lien Credit Agreement dated as of November 3, 2021 and effective as of July 15, 2021, and (v) this Consent, and that the Obligations as modified by the foregoing and this Consent continue to be (A) Guaranteed Obligations under that certain Guaranty dated as of September 1, 2017 (as amended, restated, amended and restated, supplemented, or otherwise modified prior to the date hereof) executed by the DSTs as Guarantors for the benefit of Lender, and (B) secured by that certain Security and Pledge Agreement dated as of September 1, 2017 (as amended, restated, amended and restated, supplemented, or otherwise modified prior to the date hereof), executed by the DSTs as Pledgors for the benefit of Lender.

[Signature pages follow]

IN WITNESS WHEREOF, the parties have entered into this Amendment No. 3 to Loan Documents as of the date first above written.

BENEFICIENT COMPANY HOLDINGS, L.P., as Borrower

By:	/s/ James Silk
Name:	James Silk
Title:	Authorized Signatory

THE BENEFICIENT COMPANY GROUP, L.P.,
as Parent

By:	/s/ James Silk
Name:	James Silk
Title:	Authorized Signatory

[CONSENT NO. 2 TO SECOND AMENDED AND RESTATED SECOND LIEN CREDIT AGREEMENT]

HCLP NOMINEES, L.L.C., as the Lender, and as Senior Creditor and Subordinated Creditor under the Subordination Agreement

By: CROSSMARK MASTER HOLDINGS, LLC, its Manager

By:	/s/ David Wickline
Name:	David Wickline
Title:	Manager

[CONSENT NO. 2 TO SECOND AMENDED AND RESTATED SECOND LIEN CREDIT AGREEMENT]

LT-1 CUSTODY TRUST

By:	/s/ John A. Stahl
Name:	John Stahl
Title:	Trustee of The LT-1 LiquidTrust, certificateholder of LT-1 Custody Trust

LT-2 CUSTODY TRUST

By:	/s/ John A. Stahl
Name:	John Stahl
Title:	Trustee of The LT-2 LiquidTrust, certificateholder of LT-2 Custody Trust

LT-3 CUSTODY TRUST

By:	/s/ John A. Stahl
Name:	John Stahl
Title:	Trustee of The LT-3 LiquidTrust, certificateholder of LT-3 Custody Trust

LT-4 CUSTODY TRUST

By:	/s/ John A. Stahl
Name:	John Stahl
Title:	Trustee of The LT-4 LiquidTrust, certificateholder of LT-4 Custody Trust

LT-5 CUSTODY TRUST

By:	/s/ John A. Stahl
Name:	John Stahl
Title:	Trustee of The LT-5 LiquidTrust, certificateholder of LT-5 Custody Trust

LT-6 CUSTODY TRUST

By:	/s/ John A. Stahl
Name:	John Stahl
Title:	Trustee of The LT-6 LiquidTrust, certificateholder of LT-6 Custody Trust

[CONSENT NO. 2 TO SECOND AMENDED AND RESTATED SECOND LIEN CREDIT AGREEMENT]

LT-7 CUSTODY TRUST

By:	/s/ John A. Stahl
Name:	John Stahl
Title:	Trustee of The LT-7 LiquidTrust,
certificateholder of LT-7 Custody Trust

LT-8 CUSTODY TRUST

By:	/s/ John A. Stahl
Name:	John Stahl
Title:	Trustee of The LT-8 LiquidTrust,
certificateholder of LT-8 Custody Trust

LT-9 CUSTODY TRUST

By:	/s/ John A. Stahl
Name:	John Stahl
Title:	Trustee of The LT-9 LiquidTrust,
certificateholder of LT-9 Custody Trust

LT-12 CUSTODY TRUST

By:	/s/ John A. Stahl
Name:	John Stahl
Title:	Trustee of The LT-12 LiquidTrust,
certificateholder of LT-12 Custody Trust

LT-14 CUSTODY TRUST

By:	/s/ John A. Stahl
Name:	John Stahl
Title:	Trustee of The LT-14 LiquidTrust,
certificateholder of LT-14 Custody Trust

LT-15 CUSTODY TRUST

By:	/s/ John A. Stahl
Name:	John Stahl
Title:	Trustee of The LT-15 LiquidTrust,
certificateholder of LT-15 Custody Trust

[CONSENT NO. 2 TO SECOND AMENDED AND RESTATED SECOND LIEN CREDIT AGREEMENT]

LT-16 CUSTODY TRUST

By:	/s/ John A. Stahl
Name:	John Stahl
Title:	Trustee of The LT-16 LiquidTrust,
certificateholder of LT-16 Custody Trust

LT-17 CUSTODY TRUST

By:	/s/ John A. Stahl
Name:	John Stahl
Title:	Trustee of The LT-17 LiquidTrust,
certificateholder of LT-17 Custody Trust

LT-18 CUSTODY TRUST

By:	/s/ John A. Stahl
Name:	John Stahl
Title:	Trustee of The LT-18 LiquidTrust,
certificateholder of LT-18 Custody Trust

LT-19 CUSTODY TRUST

By:	/s/ John A. Stahl
Name:	John Stahl
Title:	Trustee of The LT-19 LiquidTrust,
certificateholder of LT-19 Custody Trust

LT-20 CUSTODY TRUST

By:	/s/ John A. Stahl
Name:	John Stahl
Title:	Trustee of The LT-20 LiquidTrust,
certificateholder of LT-20 Custody Trust

LT-21 CUSTODY TRUST

By:	/s/ John A. Stahl
Name:	John Stahl
Title:	Trustee of The LT-21 LiquidTrust,
certificateholder of LT-21 Custody Trust

[CONSENT NO. 2 TO SECOND AMENDED AND RESTATED SECOND LIEN CREDIT AGREEMENT]

LT-22 CUSTODY TRUST

By:	/s/ John A. Stahl
Name:	John Stahl
Title:	Trustee of The LT-22 LiquidTrust,
certificateholder of LT-22 Custody Trust

LT-23 CUSTODY TRUST

By:	/s/ John A. Stahl
Name:	John Stahl
Title:	Trustee of The LT-23 LiquidTrust,
certificateholder of LT-23 Custody Trust

LT-24 CUSTODY TRUST

By:	/s/ John A. Stahl
Name:	John Stahl
Title:	Trustee of The LT-24 LiquidTrust,
certificateholder of LT-24 Custody Trust

LT-25 CUSTODY TRUST

By:	/s/ John A. Stahl
Name:	John Stahl
Title:	Trustee of The LT-25 LiquidTrust,
certificateholder of LT-25 Custody Trust

LT-26 CUSTODY TRUST

By:	/s/ John A. Stahl
Name:	John Stahl
Title:	Trustee of The LT-26 LiquidTrust,
certificateholder of LT-26 Custody Trust

LT-27 CUSTODY TRUST

By:	/s/ John A. Stahl
Name:	John Stahl
Title:	Trustee of The LT-27 LiquidTrust,
certificateholder of LT-27 Custody Trust

LT-28 CUSTODY TRUST

By:	/s/ John A. Stahl
Name:	John Stahl
Title:	Trustee of The LT-28 LiquidTrust,
certificateholder of LT-28 Custody Trust

[CONSENT NO. 2 TO SECOND AMENDED AND RESTATED SECOND LIEN CREDIT AGREEMENT]

EXHIBIT A

[EXALT PLAN PROGRAM

AGREEMENT]

EXHIBIT B

[Participation Loan Agreement]

EXHIBIT C

[Participation Agreement]